                                                               Exhibit (d)(i)(A)
                                    FORM OF
                               AMENDED SCHEDULE A
                              dated August 1, 2002
                       to the Investment Advisory Contract

FUND                                                       RATE
Fifth Third Government Money Market Fund                   1/365th of 0.40 of 1%
Fifth Third Prime Money Market Fund                        1/365th of 0.40 of 1%
Fifth Third Municipal Money Market Fund                    1/365th of 0.50 of 1%
Fifth Third Quality Growth Fund                            1/365th of 0.80 of 1%
Fifth Third Equity Income Fund                             1/365th of 0.80 of 1%
Fifth Third Balanced Fund                                  1/365th of 0.80 of 1%
Fifth Third Mid Cap Fund                                   1/365th of 0.80 of 1%
Fifth Third International Equity Fund                      1/365th of 1%
Fifth Third Technology Fund                                1/365th of 1%
Fifth Third Intermediate Bond Fund                         1/365th of 0.55 of 1%
Fifth Third Bond Fund                                      1/365th of 0.60 of 1%
Fifth Third U.S. Government Bond Fund                      1/365th of 0.55 of 1%
Fifth Third Intermediate Municipal Bond Fund               1/365th of 0.55 of 1%
Fifth Third Ohio Municipal Bond Fund                       1/365th of 0.55 of 1%
Fifth Third U.S. Treasury Money Market Fund                1/365th of 0.40 of 1%
Fifth Third Strategic Income Fund                          1/365th of 1%
Fifth Third Multi Cap Value Fund                           1/365th of 1%
Fifth Third Worldwide Fund                                 1/365th of 1%
Fifth Third Micro Cap Value Fund                           1/365th of 1%
Fifth Third Institutional Government Money Market Fund     1/365th of 0.40 of 1%
Fifth Third Institutional Money Market Fund                1/365th of 0.40 of 1%
Fifth Third Michigan Municipal Money Market Fund           1/365th of 0.40 of 1%
Fifth Third International GDP Fund                         1/365th of 0.75 of 1%
Fifth Third Small Cap Growth Fund                          1/365th of 0.70 of 1%
Fifth Third Large Cap Growth Fund                          1/365th of 0.70 of 1%
Fifth Third Equity Index Fund                              1/365th of 0.30 of 1%
Fifth Third Large Cap Value Fund                           1/365th of 0.70 of 1%
Fifth Third Short Term Bond Fund                           1/365th of 0.50 of 1%
Fifth Third Michigan Municipal Bond Fund                   1/365th of 0.45 of 1%
Fifth Third Municipal Bond Fund                            1/365th of 0.55 of 1%
Fifth Third Ohio Tax Exempt Money Market Fund              1/365th of 0.40 of 1%
Fifth Third Pinnacle Fund                                  1/365th of 0.80 of 1%
Fifth Third LifeModel Conservative Fund                    1/365th of 0.15 of 1%
Fifth Third LifeModel Moderately Conservative Fund         1/365th of 0.15 of 1%
Fifth Third LifeModel Moderate Fund                        1/365th of 0.15 of 1%
Fifth Third LifeModel Moderately Aggressive Fund           1/365th of 0.15 of 1%
Fifth Third LifeModel Aggressive Fund                      1/365th of 0.15 of 1%

The advisory fee so accrued shall be paid to the Advisor daily.

Witness the due execution hereof this 1st day of August, 2002.

                                   FIFTH THIRD ASSET MANAGEMENT INC.

                                   By:
                                       ----------------------------------------
                                   Title:

                                   FIFTH THIRD FUNDS

                                   By:
                                       ----------------------------------------
                                   Title: